UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) of the Company was held on June 3, 2021. As of the record date, April 7, 2021, 59,252,622 shares of the Company’s common stock were outstanding and entitled to vote at the 2021 Annual Meeting. A total of 52,468,271 shares of the Company’s common stock, constituting a quorum, were represented in person or by proxy at the 2021 Annual Meeting. At the 2021 Annual Meeting, the stockholders of the Company approved the Company’s 2021 Long-Term Incentive Plan (the “Plan”). The Plan allows for the granting of equity awards to eligible individuals over the life of the Plan, including the issuance of up to 4,700,000 shares of the Company’s common stock and any remaining shares under the Company’s 2015 Long-Term Stock Incentive Plan pursuant to awards under the Plan. The Plan was filed as Appendix A to the Company’s definitive proxy statement filed April 19, 2021 and the terms thereof are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s stockholders voted on five proposals at the 2021 Annual Meeting. The final results of the votes regarding each proposal are set forth below.

Proposal No. 1.  Election of Directors: The Company’s stockholders elected Mark B. Ein, Sven-Olof Lindblad and Dolf Berle as Class C directors to serve terms expiring at the annual meeting of stockholders to be held in 2024 and until their successors have been duly elected and qualified. The voting results regarding this proposal are set forth below:

Name	For	Withheld	Broker Non-Votes
Mark B. Ein	35,903,611	12,053,027	4,511,633
Sven-Olof Lindblad	45,019,151	2,937,487	4,511,633
Dolf Berle	46,879,553	1,077,085	4,511,633

Proposal No. 2.  Advisory Resolution on Executive Compensation: The Company’s stockholders approved, on an advisory basis, the 2020 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related tables, notes and narrative in the Proxy Statement. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
39,780,349	7,446,569	729,720	4,511,633

Proposal No. 3.  Advisory Resolution on the Frequency of Say on Pay: The Company’s stockholders approved, on an advisory basis, the frequency of one year with which the Company will hold an advisory stockholder vote to approve executive compensation:

1 Year	Two Years	Three Years	Broker Non-Votes
47,538,760	17,319	388,173	4,511,633

Proposal No. 4. The Approval of the 2021 Long-Term Incentive Plan: The Company’s stockholders approved the Company’s 2021 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
38,016,554	6,731,764	3,208,320	4,511,633

Proposal No. 5.  The Ratification of the Appointment of the Company’s Independent Registered Certified Public Accounting Firm for Fiscal Year 2020: The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for fiscal year 2020. The voting results regarding this proposal are set forth below:

For	Against	Abstain
52,059,126	247,328	161,817

Item 9.01(d):	Financial Statements and Exhibits.
Exhibit 10.1	Lindblad Expeditions Holdings, Inc. 2021 Long Term Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed April 19, 2021.

Exhibit 104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

June 4, 2021	By:	/s/ Craig I. Felenstein
Craig I. Felenstein, Chief Financial Officer